Exhibit 99.1

Odyssey Semiconductor Technologies, Inc. (OTCQB: ODII) Provides Preliminary Full Year 2020 Financial Results After Listing as a Publicly Traded Company

ITHACA, NY -- March 19, 2021  --  Odyssey Semiconductor Technologies, Inc. (“Odyssey”, “Odyssey Semiconductor”, or “ the Company”), a semiconductor device company developing innovative high-voltage power switching components based on proprietary Gallium Nitride (GaN) processing technology, today announced preliminary, unaudited financial results for the year ended December 31, 2020. Revenues for fiscal year 2020 are expected to be $1.374 million.

Recent Business Highlights

  Began trading on the OTCQB Venture Market (the “OTCQB”) under ticker ODII as of August 27, 2020
  Developed new GaN processing technology to produce high-voltage power switching devices that will break down long-standing performance barriers for high-power and high-voltage applications such as electric vehicles (EVs), renewable energy production, power grids and industrial motors.
  A team of engineers at Cornell University has been studying other potential applications of GaN devices from Odyssey Semiconductor, including the concept of On-the-Go Charging for electric transportation.

“The semiconductor device industry has been under pressure to deliver much needed efficiency gains for modern high-power and high-voltage applications that are currently hampered by the limitations of SiC and Si power transistors,” said Alex Behfar, Chairman and CEO of Odyssey Semiconductor. “Odyssey has developed a proprietary GaN process that, for the first time, will make production of GaN based vertical-conduction devices commercially viable. With the entire world focused on increasing adoption of clean energy and electric power, we’re excited about the potential for our technology to propel these industries forward.”

The premium power switching device market, which is described as applications where Si based systems perform insufficiently, is projected to reach over $3.5 billion by 2025.

About Odyssey Semiconductor Technologies, Inc. (OTCQB:ODII)

Odyssey Semiconductor Technologies, Inc. (www.odysseysemi.com), is developing disruptive proprietary technology that will allow for gallium nitride (GaN) to replace silicon carbide (SiC) as the leading high-voltage power switching semiconductor material. Based in Ithaca, NY, the Company owns and operates a 10,000 sq.ft. semiconductor wafer manufacturing facility complete with a mix of class 1,000 and class 10,000 clean space as well as tools for advanced semiconductor development and production. Odyssey Semiconductor also offers a world-class semiconductor device development and foundry service.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based on management's current expectations and assumptions and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the early stage of our GaN-based technology presently under development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully market and sell our technologies; the ability to achieve high volume manufacturing and the size and growth of the potential markets for any of our technologies, the rate and degree of market acceptance of any of our technologies and our ability to raise funding to support operations and the continued development and qualification of our technology.

In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to update publicly or privately any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

SOURCE: Odyssey Semiconductor Technologies, Inc.

Company Contact:
Tel: +1-607-882-2754
info@odysseysemi.com

Media Contact:
Brad Hem
Brad@thedialoglab.com